UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2015

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

Special shareholder notice

On November 16, 2015, Western Asset Global Partners Income Fund Inc. and Western Asset Global High Income Fund Inc. announced approval by each Fund’s Board of Directors of a proposal to merge Western Asset Global Partners Income Fund Inc. with and into Western Asset Global High Income Fund Inc., subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the second quarter of 2016.

Western Asset Global Partners Income Fund Inc. and Western Asset Global High Income Fund Inc. have similar investment objectives. Western Asset Global Partners Income Fund Inc.’s primary investment objective is to maintain a high level of current income and its secondary objective is to seek capital appreciation. Western Asset Global High Income Fund Inc.’s primary investment objective is high current income and its secondary investment objective is total return.

If the proposed merger is approved by the stockholders of both Funds, stockholders of Western Asset Global Partners Income Fund Inc. would receive common stock of Western Asset Global High Income Fund Inc., based on each Fund’s respective net asset value per share.

II	Western Asset Global High Income Fund Inc.

In recommending the merger to each Board of Directors, the Funds’ investment adviser and subadviser, Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company, respectively, among other things, noted the similar investment objectives and similar investment policies and strategies of the Funds, and that Western Asset Global Partners Income Fund Inc. is smaller than Western Asset Global High Income Fund Inc. and has higher operating expenses as a percentage of net assets. Management and each Board of Directors believe it is in the best interests of stockholders to merge Western Asset Global Partners Income Fund Inc. with and into Western Asset Global High Income Fund Inc. in part because the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, stockholders of Western Asset Global Partners Income Fund Inc. would likely benefit from greater asset diversification, lower overall expenses and enhanced market liquidity as part of a larger Fund. Stockholders of Western Asset Global High Income Fund Inc. may benefit from greater asset diversification in addition to a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

In connection with the proposal to merge the Funds, both Funds intend to file a combined proxy statement and prospectus with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement and prospectus when it becomes available because it will contain important information. When filed with the SEC, the proxy statement and prospectus and other documents filed by the Funds will be available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Funds at 1-888-777-0102. This is neither an offer to purchase nor a solicitation of an offer to sell shares of the Funds.

Western Asset Global Partners Income Fund Inc., Western Asset Global High Income Fund Inc., their directors and executive officers and investment adviser, members of their management and employees may be deemed to be participants in the solicitation of proxies from the Funds’ stockholders in connection with the proposed merger. Information concerning the interests of the participants in the solicitation will be set forth in the proxy statement and prospectus and stockholder reports of both Funds on Form N-CSR, to be filed with the SEC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 31, 2015

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended November 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s final reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By November 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5% and 1.6% in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.5% in 2016.

IV	Western Asset Global High Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. The Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the six months ended November 30, 2015. However, at its meeting that ended on December 16, 2015, after the reporting period ended, the Fed raised the federal funds rate for the first time since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” However, in its official statement after the December meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, after the reporting period ended, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2015?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury note was 0.61%. Its low for the period was 0.55% on July 8, 2015, and it peaked at 0.94% on November 23, 2015, as well as on the last day of the reporting period on November 30, 2015. The yield on the ten-year Treasury note began the period at 2.12%. Its low for the period of 2.01% occurred on August 24, 2015. Its peak of 2.50% was on June 10, 2015 and the ten-year Treasury note concluded the reporting period at 2.21%.

Western Asset Global High Income Fund Inc.	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds and U.S. Treasury Inflation-Protected Securities (“TIPS”)v were among the weakest performers over the six months ended November 30, 2015. In contrast, sectors that are generally less sensitive to rising interest rates, such as asset-backed securities, posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, returned -0.12% during the six months ended November 30, 2015.

Q. How did the high-yield bond market perform over the six months ended November 30, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -5.80% for the six months ended November 30, 2015. High yield bonds were volatile during the reporting period. While the high-yield default rate remained well below its long-term average, the asset class declined during five of the six months of the reporting period. In particular, the Energy sector and Metals & Mining industry fell sharply as commodity prices moved lower given weakening demand.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -0.71% during the six months ended November 30, 2015. The asset class declined during three of the first four months of the reporting period. These setbacks were triggered by a number of factors, including concerns over economic growth in China, falling commodity prices, expectations for future Fed rate hikes and geopolitical issues. The asset class then rallied in October 2015 as investor risk appetite improved and was largely flat in November 2015.

Performance review

For the six months ended November 30, 2015, Western Asset Global High Income Fund Inc. returned -8.79% based on its net asset value (“NAV”)ix and -12.80% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.12%, -5.80% and -0.71%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned -7.80% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.58 per share. As of November 30, 2015, the Fund estimates that all of the distributions were sourced from net investment income.*

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Global High Income Fund Inc.

The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$10.69 (NAV)	-8.79	%†
$8.96 (Market Price)	-12.80	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 31, 2015

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in

Western Asset Global High Income Fund Inc.	VII

Investment commentary (cont’d)

emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category.

VIII	Western Asset Global High Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2015 and May 31, 2015 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2015

Total Spread Duration
EHI	— 4.54 years
Benchmark	— 5.57 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2015

Total Effective Duration
EHI	— 4.36 years
Benchmark	— 5.57 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 106.3%
Consumer Discretionary — 13.0%
Auto Components — 0.1%
Europcar Groupe SA, Secured Notes	5.750%	6/15/22	460,000	EUR	$514,493	(a)
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		744,545	(b)
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	161,549	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	426,374
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		209,050	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		561,600	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	500,000		518,750	(b)
Total Diversified Consumer Services					1,877,323
Hotels, Restaurants & Leisure — 3.1%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	673,255		614,345	(a)(d)(e)(f)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	520,000		555,750	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		991,700	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,020,000		1,949,300
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	461,000		452,863	(a)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	700,000		731,500	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,764,621
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	620,000		640,150	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		428,925	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,062,128	(a)(b)
Total Hotels, Restaurants & Leisure					10,191,282
Household Durables — 1.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000		1,054,425	(a)(b)(d)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	850,000		881,875	(a)(b)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		888,100	(b)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	160,000		163,600	(b)
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,050,000		931,875	(a)(b)
Total Household Durables					3,919,875
Media — 5.5%
AMC Entertainment Inc., Senior Subordinated Notes	5.750%	6/15/25	530,000		535,300	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		271,700	(b)
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	680,000		691,386	(a)

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	400,000	$417,133	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000	67,113
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000	993,600	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	191,663	(b)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,990,000	2,784,437	(b)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	710,000	607,050	(a)(b)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000	21,527
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	850,000	218,875	(d)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000	355,030	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,080,709	905,094	(a)(d)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,290,000	1,277,100	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	2,100,000	2,073,750	(a)(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000	1,078,380	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000	407,784	(b)
Tribune Media Co., Senior Notes	5.875%	7/15/22	380,000	380,950	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000	1,614,792	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000	741,063	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000	84,240	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000	1,549,637	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	930,000	928,838	(a)(b)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000	195,000	(a)
Total Media				18,391,442
Multiline Retail — 0.2%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000	174,150	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	500,000	448,750	(a)
Total Multiline Retail				622,900
Specialty Retail — 2.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000	735,000	(b)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000	1,835,606	(b)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,830,000	1,674,450	(a)(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000	379,475	(a)(b)
L Brands Inc., Senior Notes	6.875%	11/1/35	960,000	987,600	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	880,000	896,500
Total Specialty Retail				6,508,631
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000	278,400	(a)(b)
Total Consumer Discretionary				43,048,891

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.2%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	710,000	$717,100	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	590,000	613,600	(b)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	630,000	718,200	(a)(b)
Total Beverages				2,048,900
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	990,000	949,163	(a)
Food Products — 1.4%
BRF SA, Senior Notes	4.750%	5/22/24	951,000	905,732	(a)(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	370,000	370,925	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	330,000	316,305	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	200,000	202,000	(c)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	385,913	(a)(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	210,000	214,200	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	840,000	829,500	(a)(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,360,000	1,247,800	(a)
Total Food Products				4,472,375
Household Products — 0.6%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	350,000	356,125
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	200,000	188,500	(a)
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	375,375	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	200,000	209,500	(a)(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	740,000	766,825	(a)(b)
Sun Products Corp., Senior Notes	7.750%	3/15/21	170,000	152,894	(a)
Total Household Products				2,049,219
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,230,000	997,837
Total Consumer Staples				10,517,494
Energy — 21.1%
Energy Equipment & Services — 1.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	520,000	395,200	(b)
CGG, Senior Notes	6.500%	6/1/21	550,000	301,125	(b)
CGG, Senior Notes	6.875%	1/15/22	420,000	232,050	(b)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	1,880,000	1,494,600	(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	741,000	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	730,000	503,700	(a)(b)
Total Energy Equipment & Services				3,667,675

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 20.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	$55,013
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	304,229
Approach Resources Inc., Senior Notes	7.000%	6/15/21	380,000	203,300	(b)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,010,000	23,988
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	410,000	172,200
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	700,000	283,500
California Resources Corp., Senior Notes	5.000%	1/15/20	540,000	346,950
California Resources Corp., Senior Notes	5.500%	9/15/21	3,010,000	1,821,050	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	494,000	(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	610,700	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,840,000	864,800	(b)
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	856,250	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	690,000	144,900	(b)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,000,000	1,743,586	(b)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	800,000	688,000	(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	282,348
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	688,143	730,293	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	770,000	860,475	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	227,000	225,298
Ecopetrol SA, Senior Notes	5.875%	5/28/45	260,000	205,400
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	71,992
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	8.125%	9/15/23	310,000	309,225	(a)
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	591,219	(b)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	750,000	641,250	(b)
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	260,000	170,300
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,860,000	1,923,975	(a)(b)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	430,000	402,050
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,530,000	2,934,312	(a)(b)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	644,000	626,074	(a)(b)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	1,640,000	1,297,650	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,970,000	950,400
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	360,000	111,600
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,075,128	(b)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,228,652	(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	800,000	195,000

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	2,000,000	$388,760	(b)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	290,000	189,950	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,619,054	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	520,116	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,390,000	950,025	*(g)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	920,000	784,300	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	283,500	*(f)(g)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	5,420,000	1,260,150	(a)(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	810,000	554,850	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	260,000	222,300
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	770,000	664,125	(b)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	360,000	370,506	(c)
Pacific Exploration and Production Corp., Senior Notes	5.375%	1/26/19	780,000	253,500	(a)
Pacific Exploration and Production Corp., Senior Notes	7.250%	12/12/21	1,800,000	571,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	283,708	(a)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	580,000	471,830
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	960,000	774,912
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	1,290,000	899,775	(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,850,000	1,276,500	(b)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	9,455,000	3,469,039	(c)
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	120,000	69,000	(c)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,760,667	1,103,058	(c)
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	1,650,000	1,875,060	(b)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,019,712	(b)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,607,000	4,368,818	(b)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	644,000	600,530	(b)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	420,000	354,375	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	947,212	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	885,000	967,599	(a)(b)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,040,000	1,051,329	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	519,768	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,630,000	1,641,622	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	700,000	43,750	*(g)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	2,900,000	2,479,500	(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	310,405	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	650,000	696,621	(a)(b)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,430,000	1,428,212

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Samson Investment Co., Senior Notes	9.750%	2/15/20	750,000	$3,750	*(g)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,750,000	1,904,375	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	383,137	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,260,000	1,317,524	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000	534,800	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000	191,000	(c)
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	770,000	803,884	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	477,586	(b)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	80,000	75,800
WPX Energy Inc., Senior Notes	8.250%	8/1/23	360,000	337,500
YPF SA, Senior Notes	8.750%	4/4/24	570,000	565,725	(a)
YPF SA, Senior Notes	8.500%	7/28/25	920,000	886,880	(a)
Total Oil, Gas & Consumable Fuels				66,212,039
Total Energy				69,879,714
Financials — 20.8%
Banks — 13.2%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	330,000	317,625	(a)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	620,000	655,650	(b)(h)(i)
Bank of America Corp., Notes	6.875%	4/25/18	390,000	434,274	(b)
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000	531,614	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,735,654	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000	2,690,141	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000	5,659,375
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	220,000	235,996	(h)(i)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	160,000	159,200	(a)(i)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	2,360,000	2,427,850	(a)(b)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	870,000	987,450	(a)(b)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	1,000,000	1,026,711	(a)(h)(i)
Export-Import Bank of China, Senior Notes	2.850%	9/16/20	550,000	552,360	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,870,000	1,851,393	(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	1,400,000	1,404,214	(h)(i)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	410,000	419,520	(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,260,000	2,266,262	(a)(b)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	700,000	663,250	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000	4,306,622	(b)(h)(i)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	2,000,000	2,033,500	(b)(h)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,880,000	1,884,700	(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000	575,000	(b)(h)(i)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		$3,181,991	(b)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	340,000		392,796	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	1,027,114	(c)(i)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		612,586	(a)(b)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	2,300,000		2,112,550	(c)(i)
Societe Generale SA, Junior Subordinated Bonds	7.875%	12/18/23	3,040,000		3,081,648	(a)(b)(h)(i)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	460,000		485,300	(b)(h)(i)
Total Banks					43,712,346
Capital Markets — 2.4%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		361,830	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,665,521	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		3,005,848	(b)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	670,000		668,515	(b)
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,860,722	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		520,424	(b)
Total Capital Markets					8,082,860
Consumer Finance — 1.0%
American Express Co., Junior Subordinated Notes	5.200%	11/15/19	540,000		534,600	(h)(i)
American Express Co., Notes	7.000%	3/19/18	260,000		290,179
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,125,960	(b)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		620,680	(b)
Navient Corp., Senior Notes	6.125%	3/25/24	680,000		589,050	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	360,000		279,000	(a)(b)
Total Consumer Finance					3,439,469
Diversified Financial Services — 2.4%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	1,290,000		1,302,900	(a)(b)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	800,000		794,960	(a)
GE Capital International Funding Co., Senior Notes	0.964%	4/15/16	724,000		724,917	(a)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		508,125	(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,735,425	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,017,025	(b)
Total Diversified Financial Services					8,083,352
Insurance — 0.6%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		480,700	(a)(b)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	280,000	GBP	440,685	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	480,000		360,000

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		$574,525	(a)
Total Insurance					1,855,910
Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	940,000		841,300
Real Estate Management & Development — 0.9%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	480,000		442,800
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	670,000		653,250
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	850,000		898,875	(a)(b)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,140,525	(a)
Total Real Estate Management & Development					3,135,450
Total Financials					69,150,687
Health Care — 5.2%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	410,000		343,375	(a)
Health Care Equipment & Supplies — 1.3%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		539,346	(a)(d)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,595,087	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	150,000		141,000	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,360,000		1,227,400	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	710,000		711,775	(a)
Total Health Care Equipment & Supplies					4,214,608
Health Care Providers & Services — 2.2%
BioScrip Inc., Senior Notes	8.875%	2/15/21	380,000		303,525
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		997,150	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,252,434	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	950,000		897,750
Priory Group No. 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,170,804	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		761,425
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,110,000		1,043,400	(b)
Total Health Care Providers & Services					7,426,488
Pharmaceuticals — 1.6%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	490,000		496,738	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	1,350,000		1,351,687	(a)(d)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	870,000		774,300	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	450,000		414,563	(a)
Valeant Pharmaceuticals International, Senior Notes	7.250%	7/15/22	1,020,000		928,200	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	320,000		$288,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,140,000		1,083,091	(a)(b)
Total Pharmaceuticals					5,336,579
Total Health Care					17,321,050
Industrials — 9.9%
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	420,000		439,425
Bombardier Inc., Senior Notes	7.500%	3/15/18	320,000		320,000	(a)
Bombardier Inc., Senior Notes	4.750%	4/15/19	60,000		52,500	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,210,000		1,064,800	(a)(b)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	370,000		364,450
Total Aerospace & Defense					2,241,175
Air Freight & Logistics — 0.6%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	510,000		459,638	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	990,000		1,007,325	(a)(b)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	610,000		563,487	(a)(b)
Total Air Freight & Logistics					2,030,450
Airlines — 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		316,975	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	281,938		297,797	(a)(b)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	143,599		143,592	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	260,000		261,300	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	292,505		327,971	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,438,982	(c)
Total Airlines					2,786,617
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	760,000		703,000	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	550,000		409,750	(a)(b)
Total Building Products					1,112,750
Commercial Services & Supplies — 0.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	420,000		375,900	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,620,000		1,223,100
United Rentals North America Inc., Senior Notes	8.250%	2/1/21	198,000		208,643	(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,023,840	(b)
Total Commercial Services & Supplies					2,831,483

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 1.4%
Astaldi SpA, Senior Notes	7.125%	12/1/20	540,000	EUR	$581,269	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000		459,900	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	640,000		652,800	(a)(b)
Empresas ICA SAB de CV, Senior Notes	8.900%	2/4/21	1,477,000		384,020	(c)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	869,943		652,457	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	970,000		889,975	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	800,000		388,000	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,000,000		580,000	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	186,840		57,920	(a)
Total Construction & Engineering					4,646,341
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		583,800	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		475,300	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	112,902	(a)
Total Electrical Equipment					1,172,002
Industrial Conglomerates — 0.3%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000		207,000	(a)(b)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		195,000	(a)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		401,246	(a)(b)
Total Industrial Conglomerates					803,246
Machinery — 1.8%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		339,200	(a)(b)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,545,875	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		727,600	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	1,788,958	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	304,000	EUR	344,478	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	272,000	EUR	308,217	(c)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	430,000	EUR	483,497	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		499,200	(a)(b)
Total Machinery					6,037,025
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,120,000		1,051,400	(a)(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		313,500
Total Marine					1,364,900

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 1.0%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	670,000	$683,400	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	140,000	122,500	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,600,000	1,572,000	(a)(b)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,180,000	1,044,300	(a)(b)
Total Road & Rail				3,422,200
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000	987,350	(b)
Transportation — 0.6%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000	946,400	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000	1,073,650	(a)(d)
Total Transportation				2,020,050
Transportation Infrastructure — 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	450,000	462,937	(a)(b)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000	228,674	(a)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	750,000	678,750	(a)
Total Transportation Infrastructure				1,370,361
Total Industrials				32,825,950
Information Technology — 2.7%
Communications Equipment — 0.4%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	670,000	643,200	(a)(b)
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	850,000	707,962	(b)
Total Communications Equipment				1,351,162
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	710,000	705,563	(b)
Internet Software & Services — 0.3%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	350,000	352,187	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000	643,100
Total Internet Software & Services				995,287
IT Services — 1.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	980,000	494,900	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	380,000	397,575	(a)
First Data Corp., Secured Notes	5.750%	1/15/24	890,000	892,225	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	910,000	920,238	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	663,000	698,636	(a)(b)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,590,000	1,593,975	(a)
Total IT Services				4,997,549

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	$1,026,228	(a)
Total Information Technology					9,075,789
Materials — 11.1%
Chemicals — 1.7%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	382,000		373,883	(a)(b)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	250,000		212,500	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	610,000		404,125
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	390,000		371,475	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	850,025	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		558,607	(b)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		254,375	(a)(b)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		815,000	(a)
OCP SA, Senior Notes	4.500%	10/22/25	640,000		600,800	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	1,050,000		861,000	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	200,000		155,000	(a)(b)
Total Chemicals					5,456,790
Construction Materials — 1.4%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		345,600	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	140,000		134,400	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		591,937	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		484,313	(c)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,890,000		1,738,233	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	780,000		525,291	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	680,000		598,400	(a)(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		196,650	(a)
Total Construction Materials					4,614,824
Containers & Packaging — 2.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	707,758		741,377	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	1,894,922	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,135,350	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,120,000		1,061,200	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	840,000		781,200	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		144,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,804,950
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	540,000		531,900	(a)(b)
Total Containers & Packaging					8,095,649

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 4.9%
ArcelorMittal, Senior Notes	8.000%	10/15/39	870,000		$661,313	(b)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,810,000		1,479,675	(a)(b)
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	940,000		938,825	(a)(i)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		358,786	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		985,959	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		591,575	(b)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,005,471	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	810,000		786,141	(c)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,920,000		1,857,600	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		349,668	(a)(b)
Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	117,000		97,695
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	80,000		67,590
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	810,000		36,450	*(a)(f)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	9,716		0	(e)(f)(j)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	60,000		46,500	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		487,038	(a)(b)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	604,666	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	900,000		978,750	(a)(b)(d)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		501,823	(a)
Southern Copper Corp., Senior Notes	3.875%	4/23/25	360,000		327,460
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,200,000		1,651,076	(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		384,800	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000		147,125
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,383,000		1,771,069	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		145,600	(c)
Total Metals & Mining					16,262,655
Paper & Forest Products — 0.7%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,550,000		550,250	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		228,821	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		249,968
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000		249,372	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	460,000		471,954	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		302,615	(a)(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	550,000		405,625	(b)
Total Paper & Forest Products					2,458,605
Total Materials					36,888,523

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 16.3%
Diversified Telecommunication Services — 11.3%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	1,903,000		$1,974,362	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	630,000		667,432	(a)(b)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	790,000		780,947	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		353,334	(b)
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	1,630,000		1,642,225	(a)(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	10,000		9,313	(b)
CenturyLink Inc., Senior Notes	7.600%	9/15/39	1,780,000		1,441,800	(b)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,050,000		1,660,500	(b)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	270,000		266,893	(a)(b)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	550,000		546,563	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	840,000		825,300	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,680,000		1,411,200	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,420,000		1,185,700	(b)
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	4,210,000		1,599,800
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		251,034	(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		397,031	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000		2,049,544	(b)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,700,000		1,491,750	(a)(b)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,000,000		552,500	(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		439,350	(a)(b)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,000,000		3,063,000	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,302,748	(b)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	6,000,000		6,717,912	(b)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	4,690,000		3,763,725	(b)
Windstream Services LLC, Senior Notes	6.375%	8/1/23	1,230,000		917,887	(b)
Total Diversified Telecommunication Services					37,311,850
Wireless Telecommunication Services — 5.0%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	140,000	EUR	151,534	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,470,000		1,461,724	(a)(b)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		541,603	(b)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	380,000		398,050	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	810,000		841,388	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	1,930,000		2,045,800	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		859,775	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,450,000		4,271,437	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		1,926,850	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,070,000		864,025

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,320,000	$1,329,900	(b)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	350,000	350,438
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	855,049	(a)(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	460,000	474,039	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	250,000	257,630	(a)(b)
Total Wireless Telecommunication Services				16,629,242
Total Telecommunication Services				53,941,092
Utilities — 3.0%
Electric Utilities — 1.2%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000	374,163	(a)(b)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	350,000	333,813	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000	417,175	(c)
Midwest Generation LLC, Pass-Through Certificates, Secured Bonds	8.560%	1/2/16	59,270	59,047
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	228,862	239,876
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,150,000	1,174,437	(b)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,180,000	1,277,350	(b)
Total Electric Utilities				3,875,861
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000	315,600	(a)(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000	494,400	(a)(b)
Total Gas Utilities				810,000
Independent Power and Renewable Electricity Producers — 1.6%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,851,000	1,973,629	(a)(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,240,877	2,310,904
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	63,942	65,301
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	1,000,000	1,015,835	(a)
Total Independent Power and Renewable Electricity Producers				5,365,669
Total Utilities				10,051,530
Total Corporate Bonds & Notes (Cost — $372,409,686)				352,700,720
Asset-Backed Securities — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	*(a)(f)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.898%	3/18/29	425,000	378,704	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	3.557%	6/19/29	200,000	174,000	(i)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-4 A2	3.696%	2/20/30	200,000		$174,000	(i)
Greenpoint Manufactured Housing, 2001-2 IA2	3.695%	2/20/32	250,000		231,451	(i)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	450,000		411,389	(i)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	*(a)(f)(g)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		13,518	*(a)(f)(g)
Total Asset-Backed Securities (Cost — $1,491,559)					1,383,063
Convertible Bonds & Notes — 0.3%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	220,000		197,863
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	765,886		421,237	(a)(d)(e)(f)
Total Materials					619,100
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	2,546,000	MXN	353,222	(a)
Total Convertible Bonds & Notes (Cost — $1,306,991)					972,322
Senior Loans — 2.1%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		720,058	(k)(l)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	560,000		564,200	(k)(l)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	427,850		313,044	(k)(l)
Total Consumer Discretionary					1,597,302
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		307,675	(k)(l)
Energy — 0.5%
Energy Equipment & Services — 0.4%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,530,000		1,300,500	(k)(l)
Oil, Gas & Consumable Fuels — 0.1%
Magnum Hunter Resources Inc., Incremental Second Lien Term Loan	4.200%	12/31/15	200,000		200,000	(k)(l)(m)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	432,180		290,641	(k)(l)
Total Oil, Gas & Consumable Fuels					490,641
Total Energy					1,791,141

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.3%
Health Care Equipment & Supplies — 0.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	518,700		$479,797	(k)(l)
Health Care Providers & Services — 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	700,000		679,000	(k)(l)
Total Health Care					1,158,797
Industrials — 0.2%
Commercial Services & Supplies — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	539,577		546,996	(k)(l)
Materials — 0.1%
Chemicals — 0.1%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	424,733	(k)(l)
Utilities — 0.4%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	626,850		572,001	(k)(l)
Independent Power and Renewable Electricity Producers — 0.2%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	610,069		609,020	(k)(l)
Total Utilities					1,181,021
Total Senior Loans (Cost — $7,597,121)					7,007,665
Sovereign Bonds — 17.0%
Argentina — 0.7%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	2,330,000		2,289,083
Armenia — 0.1%
Republic of Armenia, Senior Notes	6.000%	9/30/20	460,000		453,926	(c)
Colombia — 1.5%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		715,360
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		529,200
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		2,756,780
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		336,600
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		564,483
Total Colombia					4,902,423
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	890,000		779,863	(a)(b)
Croatia — 0.4%
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		402,699	(a)(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		465,065	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000		423,726	(a)(b)
Total Croatia					1,291,490

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Dominican Republic — 1.2%
Dominican Republic, Senior Notes	5.500%	1/27/25	1,570,000	$1,546,450	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	2,490,000	2,455,762	(a)(b)
Total Dominican Republic				4,002,212
Ecuador — 0.3%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,260,000	1,064,700	(a)
Egypt — 0.1%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	440,000	379,060	(a)
El Salvador — 0.1%
Republic of El Salvador, Notes	6.375%	1/18/27	300,000	265,125	(a)
Gabon — 0.2%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000	403,173	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	320,000	276,800	(a)
Total Gabon				679,973
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	540,000	459,270	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	430,000	454,188	(a)
Total Ghana				913,458
Honduras — 0.2%
Republic of Honduras, Senior Notes	7.500%	3/15/24	500,000	533,288	(c)
Hungary — 0.5%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,414,000	1,596,052
Indonesia — 1.6%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000	180,585	(c)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	2,900,000	3,092,850	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000	1,781,010	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	420,000	390,894	(a)
Total Indonesia				5,445,339
Ivory Coast — 0.7%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	2,140,000	1,935,737	(c)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	360,000	336,211	(a)
Total Ivory Coast				2,271,948
Jamaica — 0.3%
Government of Jamaica, Senior Notes	7.625%	7/9/25	380,000	416,100
Government of Jamaica, Senior Notes	6.750%	4/28/28	520,000	526,500
Total Jamaica				942,600
Jordan — 0.1%
Kingdom of Jordan, Senior Notes	6.125%	1/29/26	450,000	458,156	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Kenya — 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	530,000		$485,613	(a)
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,508,338	(a)
Mexico — 1.5%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		139,655	(b)
United Mexican States, Senior Bonds	8.000%	6/11/20	30,168,400	MXN	2,029,958
United Mexican States, Senior Bonds	6.500%	6/9/22	1,717,900	MXN	107,654
United Mexican States, Senior Bonds	10.000%	12/5/24	8,750,000	MXN	670,887
United Mexican States, Senior Bonds	8.500%	11/18/38	179,400	MXN	12,955
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,863,000	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		4,090
Total Mexico					4,828,199
Namibia — 0.1%
Republic of Namibia, Senior Notes	5.250%	10/29/25	420,000		409,802	(a)
Nigeria — 0.1%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	370,000		347,800	(a)
Pakistan — 0.2%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	500,000		513,750	(a)
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,218
Paraguay — 0.1%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	310,000		304,575	(a)(b)
Peru — 1.4%
Republic of Peru, Senior Bonds	7.350%	7/21/25	50,000		63,825
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,326,375
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,083,000		1,288,770
Republic of Peru, Senior Bonds	5.625%	11/18/50	39,000		41,242
Total Peru					4,720,212
Philippines — 0.4%
Republic of Philippines, Senior Bonds	3.950%	1/20/40	1,200,000		1,223,754
Poland — 0.8%
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		997,334	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,582,000		1,765,314	(b)
Total Poland					2,762,648
Russia — 1.8%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		1,044,650	(a)(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,275,977		1,517,456	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000		3,485,374	(a)(b)
Total Russia					6,047,480

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Senegal — 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	250,000	$232,188	(c)
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	290,000	258,100	(a)
Turkey — 0.7%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	270,000	288,068
Republic of Turkey, Senior Bonds	5.750%	3/22/24	280,000	298,704	(b)
Republic of Turkey, Senior Bonds	4.250%	4/14/26	1,180,000	1,121,236	(b)
Republic of Turkey, Senior Notes	6.750%	5/30/40	602,000	671,742	(b)
Total Turkey				2,379,750
Uruguay — 0.4%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	300,000	267,750
Republic of Uruguay, Senior Notes	4.500%	8/14/24	320,380	329,991
Republic of Uruguay, Senior Notes	4.375%	10/27/27	566,267	563,436
Total Uruguay				1,161,177
Vietnam — 0.1%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000	221,189	(c)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	200,000	193,439	(a)
Total Vietnam				414,628
Zambia — 0.1%
Republic of Zambia, Senior Notes	8.970%	7/30/27	380,000	330,980	(a)
Total Sovereign Bonds (Cost — $55,348,307)				56,198,908

			Shares
Common Stocks — 2.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	0	*(e)(f)(j)
Energy — 0.0%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc.			25,348	94,295	*
Financials — 1.5%
Banks — 1.5%
Citigroup Inc.			75,394	4,078,061	(b)
JPMorgan Chase & Co.			12,923	861,706	(b)
Total Financials				4,939,767
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc.			8,500	705,500	*(e)(f)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Security			Shares	Value
Industrials — 0.3%
Marine — 0.1%
DeepOcean Group Holding AS			56,705	$257,157	*(e)(f)
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc.			30,319	606,683	(b)
Total Industrials				863,840
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			1,991,337	119,531	*(e)(f)
Total Common Stocks (Cost — $7,475,517)				6,722,933

	Rate
Convertible Preferred Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Rex Energy Corp. (Cost — $610,350)	6.000%		8,500	93,500
Preferred Stocks — 1.2%
Financials — 1.2%
Capital Markets — 0.4%
State Street Corp.	5.900%		50,776	1,388,724	(i)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		90,029	2,295,739	(i)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	6.692%		5,950	154,581	(i)
Total Preferred Stocks (Cost — $3,608,318)				3,839,044
Total Investments before Short-Term Investments (Cost — $449,847,849)				428,918,155

		Maturity Date	Face Amount†
Short-Term Investments — 5.0%
Repurchase Agreements — 3.5%
Deutsche Bank Securities Inc. repurchase agreement dated 11/30/15; Proceeds at maturity — $11,800,030; (Fully collateralized by U.S. government obligations, 1.625% due 7/31/20; Market value — $12,036,000) (Cost — $11,800,000)	0.090%	12/1/15	11,800,000	11,800,000

			Shares
Money Markets Funds — 1.5%
State Street Institutional Treasury Plus Money Market Fund, Premier Class (Cost — $4,947,280)	0.000%		4,947,280	4,947,280
Total Short-Term Investments (Cost — $16,747,280)				16,747,280
Total Investments — 134.3% (Cost — $466,595,129#)				445,665,435
Liabilities in Excess of Other Assets — (34.3)%				(113,815,827)
Total Net Assets — 100.0%				$331,849,608

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Illiquid security.

(g)	The coupon payment on these securities is currently in default as of November 30, 2015.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Value is less than $1.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of November 30, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country** (unaudited)
United States	47.2%
United Kingdom	6.9
Mexico	5.0
Russia	3.8
France	2.9
Brazil	2.9
Luxembourg	2.8

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Peru	1.9%
Indonesia	1.8
Colombia	1.8
Italy	1.3
Germany	1.2
Australia	1.2
Venezuela	1.0
Chile	1.0
Argentina	0.9
Dominican Republic	0.9
Spain	0.9
China	0.8
Hungary	0.8
Ireland	0.7
Poland	0.6
Canada	0.6
Turkey	0.6
Ivory Coast	0.5
Netherlands	0.4
India	0.4
Singapore	0.4
Lithuania	0.3
Morocco	0.3
Croatia	0.3
Philippines	0.3
Uruguay	0.3
United Arab Emirates	0.2
Ecuador	0.2
Malaysia	0.2
Trinidad and Tobago	0.2
Jamaica	0.2
Ghana	0.2
Hong Kong	0.2
Costa Rica	0.2
Gabon	0.1
Honduras	0.1
Pakistan	0.1
Kenya	0.1
Jordan	0.1

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Armenia	0.1%
Qatar	0.1
Vietnam	0.1
Namibia	0.1
Egypt	0.1
South Africa	0.1
Nigeria	0.1
Zambia	0.1
Bahamas	0.1
Paraguay	0.1
El Salvador	0.1
Tunisia	0.1
Norway	0.1
Senegal	0.1
Short-Term Investments	3.8
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2015 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

November 30, 2015

Assets:
Investments, at value (Cost — $466,595,129)	$445,665,435
Foreign currency, at value (Cost — $1,770,734)	1,772,898
Cash	8,039,264
Interest and dividends receivable	8,277,767
Unrealized appreciation on forward foreign currency contracts	1,072,123
Receivable for securities sold	440,937
Deposits with brokers for open futures contracts	414,021
Receivable from broker — variation margin on open futures contracts	26,098
Deposits with brokers for centrally cleared swap contracts	1,820
Prepaid expenses	11,453
Other receivables	35,709
Total Assets	465,757,525

Liabilities:
Loan payable (Note 5)	120,000,000
Payable for securities purchased	12,700,000
Unrealized depreciation on forward foreign currency contracts	720,902
Investment management fee payable	300,239
Interest payable (Note 5)	65,570
Directors’ fees payable	6,209
Accrued expenses	114,997
Total Liabilities	133,907,917
Total Net Assets	$331,849,608

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$31,053
Paid-in capital in excess of par value	441,030,019
Undistributed net investment income	6,466,210
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(94,642,748)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(21,034,926)
Total Net Assets	$331,849,608

Shares Outstanding	31,053,250

Net Asset Value	$10.69

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2015

Investment Income:
Interest	$17,833,489
Dividends	223,119
Less: Foreign taxes withheld	(459)
Total Investment Income	18,056,149

Expenses:
Investment management fee (Note 2)	2,021,629
Interest expense (Notes 3 and 5)	644,261
Excise tax (Note 1)	43,400
Legal fees	41,385
Audit and tax fees	37,763
Directors’ fees	37,691
Transfer agent fees	36,492
Shareholder reports	19,393
Custody fees	16,620
Stock exchange listing fees	13,198
Commitment fees (Note 5)	3,770
Insurance	3,635
Miscellaneous expenses	5,699
Total Expenses	2,924,936
Less: Fee waivers and/or expense reimbursements (Note 2)	(118,919)
Net Expenses	2,806,017
Net Investment Income	15,250,132

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(22,764,945)
Futures contracts	337,897
Written options	266,395
Foreign currency transactions	2,087,591
Net Realized Loss	(20,073,062)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(27,140,651)
Futures contracts	(240,194)
Foreign currencies	(754,590)
Change in Net Unrealized Appreciation (Depreciation)	(28,135,435)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(48,208,497)
Decrease in Net Assets from Operations	$(32,958,365)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended November 30, 2015 (unaudited) and the Year Ended May 31, 2015	November 30	May 31

Operations:
Net investment income	$15,250,132	$30,782,822
Net realized loss	(20,073,062)	(3,999,494)
Change in net unrealized appreciation (depreciation)	(28,135,435)	(30,190,554)
Decrease in Net Assets from Operations	(32,958,365)	(3,407,226)

Distributions to Shareholders From (Note 1):
Net investment income	(17,933,252)	(35,866,503)
Decrease in Net Assets from Distributions to Shareholders	(17,933,252)	(35,866,503)
Decrease in Net Assets	(50,891,617)	(39,273,729)

Net Assets:
Beginning of period	382,741,225	422,014,954
End of period*	$331,849,608	$382,741,225
*Includes undistributed net investment income of:	$6,466,210	$9,149,330

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(32,958,365)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(164,756,800)
Sales of portfolio securities	174,621,010
Net purchases, sales and maturities of short-term investments	(6,744,280)
Payment-in-kind	(213,990)
Net amortization of premium (accretion of discount)	409,787
Decrease in receivable for securities sold	7,872,651
Decrease in interest and dividends receivable	376,525
Increase in receivable from broker — variation margin on open futures contracts	(26,098)
Decrease in prepaid expenses	10,325
Decrease in other receivables	37,513
Increase in deposits with brokers for open futures contracts	(37,018)
Increase in payable for securities purchased	2,157,665
Decrease in investment management fee payable	(47,760)
Increase in Directors’ fees payable	209
Decrease in interest payable	(40,814)
Increase in accrued expenses	23,823
Decrease in payable to broker — variation margin on open futures contracts	(69,266)
Net realized loss on investments	22,764,945
Change in unrealized depreciation of investments and forward foreign currency transactions	27,917,982
Net Cash Provided by Operating Activities*	31,298,044

Cash Flows from Financing Activities:
Distributions paid on common stock	(17,933,252)
Decrease in loan payable	(5,000,000)
Decrease in payable for reverse repurchase agreements	(2,346,840)
Net Cash Used in Financing Activities	(25,280,092)
Net Increase in Cash	6,017,952
Cash at Beginning of Period	3,794,210
Cash at End of Period	$9,812,162

*	Included in operating expenses is cash of $687,512 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2015[1,2]	2015[2]	2014[2]	2013[2]	2012	2011

Net asset value, beginning of period	$12.33	$13.59	$13.71	$12.80	$13.62	$12.08

Income (loss) from operations:
Net investment income	0.49	0.99	1.06	1.11	1.19	1.19
Net realized and unrealized gain (loss)	(1.55)	(1.09)	(0.02)	0.96	(0.85)	1.47
Total income (loss) from operations	(1.06)	(0.10)	1.04	2.07	0.34	2.66

Less distributions from:
Net investment income	(0.58) [3]	(1.16)	(1.16)	(1.16)	(1.16)	(1.12)
Total distributions	(0.58)	(1.16)	(1.16)	(1.16)	(1.16)	(1.12)

Net asset value, end of period	$10.69	$12.33	$13.59	$13.71	$12.80	$13.62

Market price, end of period	$8.96	$10.91	$12.91	$13.30	$12.85	$13.38
Total return, based on NAV[4,5]	(8.79)%	(0.66)%	8.12%	16.51%	2.81%	22.75%
Total return, based on Market Price[6]	(12.80)%	(6.76)%	6.59%	12.77%	5.32%	36.14%

Net assets, end of period (000s)	$331,850	$382,741	$422,015	$425,790	$395,093	$417,573

Ratios to average net assets:
Gross expenses	1.65%[7]	1.55%	1.53%	1.53%	1.56%	1.59%
Net expenses[8]	1.58 [7]	1.48	1.46	1.47	1.50	1.53
Net investment income	8.60 [7]	7.74	7.98	8.08	9.26	9.03

Portfolio turnover rate	36%	40%	40%	40%	33%	75%

Supplemental data:
Loan Outstanding, End of Period (000s)	$120,000	$125,000	$90,000	$100,000	$100,000	$100,000
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$3,765	$4,062	$5,689 [10]	$5,258 [10]	$4,951 [10]	$5,176 [10]
Asset Coverage Ratio for Loan Outstanding[9]	377%	406%	569%	526%	495%	518%
Weighted Average Loan (000s)	$120,055	$102,205	$99,863	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loan	1.07%	0.97%	0.96%	1.08%	1.10%	1.36%

[1]	For the six months ended November 30, 2015 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[10]	Added to conform to current period presentation.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$42,434,546	$614,345		$43,048,891
Materials	—	36,888,523	0	*	36,888,523
Other corporate bonds & notes	—	272,763,306	—		272,763,306
Asset-backed securities	—	1,035,063	348,000		1,383,063
Convertible bonds & notes:
Materials	—	197,863	421,237		619,100
Telecommunication services	—	353,222	—		353,222
Senior loans:
Consumer discretionary	—	1,033,102	564,200		1,597,302
Consumer staples	—	—	307,675		307,675
Energy	—	1,791,141	—		1,791,141
Health care	—	679,000	479,797		1,158,797
Industrials	—	546,996	—		546,996
Materials	—	—	424,733		424,733
Utilities	—	609,020	572,001		1,181,021
Sovereign bonds	—	56,198,908	—		56,198,908
Common stocks:
Consumer discretionary	—	—	0	*	0	*
Health care	—	—	705,500		705,500
Industrials	$606,683	—	257,157		863,840
Materials	—	—	119,531		119,531
Other common stocks	5,034,062	—	—		5,034,062
Convertible preferred stocks	93,500	—	—		93,500
Preferred stocks	3,839,044	—	—		3,839,044
Total long-term investments	$9,573,289	$414,530,690	$4,814,176		$428,918,155
Short-term investments†:
Repurchase agreements	—	11,800,000	—		11,800,000
Money market funds	4,947,280	—	—		4,947,280
Total short-term investments	4,947,280	11,800,000	—		16,747,280
Total investments	$14,520,569	$426,330,690	$4,814,176		$445,665,435
Other financial instruments:
Futures contracts	$35,135	—	—		$35,135
Forward foreign currency contracts	—	$1,072,123	—		1,072,123
Total other financial instruments	$35,135	$1,072,123	—		$1,107,258
Total	$14,555,704	$427,402,813	$4,814,176		$446,772,693

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$478,398	—	—	$478,398
Forward foreign currency contracts	—	$720,902	—	720,902
Total	$478,398	$720,902	—	$1,199,300

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2015, securities valued at $93,500 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes						Convertible Bonds & Notes
Investments in Securities	Consumer Discretionary	Industrials	Materials		Utilities	Asset-Backed Securities	Materials
Balance as of May 31, 2015	$891,906	$1,091,622	$0	*	$1,454,074	$348,000	—
Accrued premiums/discounts	8,130	2,986	—		210	2,044	—
Realized gain (loss)[1]	—	—	—		—	—	—
Change in unrealized appreciation (depreciation)[2]	(49,395)	(32,193)	(96)		(77,493)	(2,044)	—
Purchases	55,443	—	96		—	—	—
Sales	(291,739)	(31,755)	—		(78,005)	—	—
Transfers into Level 3[3]	—	—	—		—	—	$421,237
Transfers out of Level 3[4]	—	(1,030,660)	—		(1,298,786)	—	—
Balance as of November 30, 2015	$614,345	—	$0	*	—	$348,000	$421,237
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	$(49,395)	—	$(96)		—	$(2,044)	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Materials	Utilities
Balance as of May 31, 2015	$724,200	$313,875	$559,298	—	—	—
Accrued premiums/discounts	944	623	584	$290	—	—
Realized gain (loss)[1]	—	—	2,896	16	—	—
Change in unrealized appreciation (depreciation)[2]	1,915	(6,823)	(145,717)	(32,709)	—	—
Purchases	557,200	—	—	513,500	—	—
Sales	—	—	(126,420)	(1,300)	—	—
Transfers into Level 3[3]	—	—	—	—	$424,733	$572,001
Transfers out of Level 3[4]	(720,059)	—	(290,641)	—	—	—
Balance as of November 30, 2015	$564,200	$307,675	—	$479,797	$424,733	$572,001
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	$6,857	$(6,823)	—	$(32,709)	—	—

36	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Health Care	Industrials	Materials	Total
Balance as of May 31, 2015	$0	*	$705,500	$533,991	—	$6,622,466
Accrued premiums/discounts	—		—	—	—	15,811
Realized gain (loss)[1]	—		—	—	—	2,912
Change in unrealized appreciation (depreciation)[2]	—		—	(276,834)	—	(621,389)
Purchases	—		—	—	—	1,126,239
Sales	—		—	—	—	(529,219)
Transfers into Level 3[3]	—		—	—	$119,531	1,537,502
Transfers out of Level 3[4]	—		—	—	—	(3,340,146)
Balance as of November 30, 2015	$0	*	$705,500	$257,157	$119,531	$4,814,176
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	—		—	$(276,834)	—	$(361,044)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the

38	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

40	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2015, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in

42	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $720,902. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

44	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 2016, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund utilizes financial leverage, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended November 30, 2015, fees waived and/or expenses reimbursed amounted to $118,919.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$158,758,675	$5,998,125
Sales	168,647,041	5,973,969

At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,089,397
Gross unrealized depreciation	(38,019,091)
Net unrealized depreciation	$(20,929,694)

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$2,346,840	0.41%	$2,346,840

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest expense incurred on reverse repurchase agreements totaled $2,268 during the six months ended November 30, 2015. At November 30, 2015, the Fund had no open reverse repurchase agreements.

During the six months ended November 30, 2015, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2015	—	—
Options written	144	$269,532
Options closed	(144)	(269,532)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of November 30, 2015	—	—

At November 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	51	12/15	$7,142,397	$6,742,200	$(400,197)
U.S. Treasury Ultra Long-Term Bonds	45	3/16	7,094,553	7,129,688	35,135
					(365,062)

46	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 5-Year Notes	161	3/16	$19,091,828	$19,107,430	$(15,601)
U.S. Treasury 10-Year Notes	211	3/16	26,615,713	26,678,313	(62,600)
					(78,201)
Net unrealized depreciation on open futures contracts					$(443,263)

At November 30, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	10,973,000	USD	2,948,938	JPMorgan Chase & Co.	12/15/15	$(124,018)
USD	2,743,250	BRL	10,973,000	JPMorgan Chase & Co.	12/15/15	(81,670)
EUR	1,697,577	USD	1,935,781	Bank of America N.A.	1/19/16	(139,500)
INR	239,557,744	USD	3,549,004	Bank of America N.A.	2/12/16	1,202
USD	3,549,000	SGD	5,064,600	Bank of America N.A.	2/12/16	(32,573)
USD	6,408,348	MXN	108,421,562	Barclays Bank PLC	2/12/16	(101,297)
BRL	13,096,703	USD	3,459,245	Citibank N.A.	2/12/16	(150,023)
USD	3,350,740	BRL	13,096,703	Citibank N.A.	2/12/16	41,518
EUR	2,400,000	USD	2,624,304	Barclays Bank PLC	2/16/16	(82,754)
MXN	52,397,085	USD	3,128,704	Citibank N.A.	2/16/16	16,410
USD	2,834,608	EUR	2,601,465	Citibank N.A.	2/16/16	79,711
USD	1,847,629	GBP	1,220,000	Citibank N.A.	2/16/16	9,871
USD	445,499	PLN	1,746,895	Citibank N.A.	2/16/16	13,896
USD	4,380,585	EUR	4,000,753	Credit Suisse	2/16/16	143,870
USD	1,939,584	GBP	1,258,661	Credit Suisse	2/16/16	43,589
EUR	250,000	USD	272,346	UBS AG	2/16/16	(7,601)
EUR	150,000	USD	160,313	UBS AG	2/16/16	(1,466)
USD	23,562,481	EUR	21,603,617	UBS AG	2/16/16	684,701
USD	1,816,178	GBP	1,180,876	UBS AG	2/16/16	37,355
Total						$351,221

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
MXN	— Mexican Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
USD	— United States Dollar

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$35,135	—	$35,135
Forward foreign currency contracts	—	$1,072,123	1,072,123
Total	$35,135	$1,072,123	$1,107,258

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$78,201	$400,197	$478,398
Forward foreign currency contracts	—	720,902	720,902
Total	$78,201	$1,121,099	$1,199,300

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	—	$266,395	$266,395
Futures contracts	$336,041	1,856	337,897
Forward foreign currency contracts[1]	—	2,170,375	2,170,375
Total	$336,041	$2,438,626	$2,774,667

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$160,003	$(400,197)	$(240,194)
Forward foreign currency contracts[1]	—	(777,331)	(777,331)
Total	$160,003	$(1,177,528)	$(1,017,525)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

48	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

During the six months ended November 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$19,543
Futures contracts (to buy)	7,219,800
Futures contracts (to sell)	31,926,143
Forward foreign currency contracts (to buy)	14,930,125
Forward foreign currency contracts (to sell)	54,376,551

†	At November 30, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$26,098	—	$26,098
Forward foreign currency contracts	1,072,123	—	1,072,123
Total	$1,098,221	—	$1,098,221

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$720,902	—	$720,902

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $125,000,000 and renews daily for a 270- day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% on the unutilized portion of the loan commitment amount, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $125,000,000. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Co. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended November 30, 2015 was $641,993. For the six months ended November 30, 2015, the Fund incurred commitment fees of $3,770. At November 30, 2015, the Fund had $120,000,000 of borrowings outstanding per this credit agreement. For the six months ended November 30, 2015, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $120,054,645 and the weighted average interest rate was 1.07%.

6. Distributions subsequent to November 30, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/18/15	12/24/15	$0.09625
1/22/16	1/29/16	$0.09625
2/19/16	2/26/16	$0.09625

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended November 30, 2015, the Fund did not repurchase any shares.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), Transfers and Servicing (Topic 860) Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions that are accounted for as secured borrowings.

9. Reorganization

On November 16, 2015, the Fund announced approval by the Fund’s Board of Directors (the “Board”) of a proposal to merge Western Asset Global Partners Income Fund Inc. with and into the Fund, subject to approval by the stockholders of each Fund. If approved, the merger is anticipated to occur during the second quarter of 2016. Western Asset Global Partners Income Fund Inc. and the Fund have similar investment objectives. Western Asset Global Partners Income Fund Inc.’s primary investment objective is to maintain a high level of

50	Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report

current income and its secondary objective is to seek capital appreciation. The Fund’s primary investment objective is high current income and its secondary investment objective is total return. If the proposed merger is approved by the stockholders of both Funds, stockholders of Western Asset Global Partners Income Fund Inc. would receive common stock of the Fund, based on each Fund’s respective net asset value per share.

10. Capital loss carryforward

As of May 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,068,380)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $15,862,134, which have no expiration date, must be used first to offset any such gains.

Western Asset Global High Income Fund Inc. 2015 Semi-Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

52	Western Asset Global High Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset Global High Income Fund Inc.	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fourth quintile among the funds in the Performance Universe for each of the 1- and 10-year periods ended June 30, 2015. The Lipper Performance Information further showed that the Fund’s performance was ranked in the fifth quintile among the funds in the Performance Universe for each of the 3- and 5-year periods ended June 30, 2015. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was worse than the Performance Universe median for each of the 1-, 3-, 5- and 10-year periods. The Manager noted, among other things, that the Fund’s large allocation to lower rated debt and its underweight positions in higher quality issues during the 1-year period detracted from its performance. The Manager advised the Board that emerging markets issue selection and regional allocations have detracted from the Fund’s performance, particularly over longer time frames. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Manager’s belief that the Fund has performed well in absolute terms and relative to its benchmark for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2015. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period ended June 30, 2015 but outperformed its benchmark for the 3-, 5- and 10-year periods ended such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an

54	Western Asset Global High Income Fund Inc.

additional one-year period would be consistent with the interests of the Fund and its shareholders particularly in light of the Fund’s longer term performance relative to its benchmark.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that a voluntary Management Fee waiver initially implemented in 2010 would expire December 31, 2016. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fifteen other leveraged high yield closed-end funds, as classified by Lipper. The sixteen funds in the Expense Group had average net common share assets ranging from $203.1 million to $816.4 million. Five of the Expense Group funds were larger than the Fund and ten were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s Management Fee on a contractual basis was ranked ninth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings) and was worse (i.e., higher) than the Expense Group median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked seventh among the Expense Group funds compared on the basis of common share assets only and was ranked eighth on the basis of common share and leveraged assets. The Lipper Expense Information further showed that the Fund’s actual total expenses ranked fourth among the Expense Group funds compared on the basis of common share assets only and ranked fifth compared on the basis of common share and leveraged assets. With the exception of the Fund’s contractual Management Fee, each of the Fund’s expense components was better than the Expense Group median for that

Western Asset Global High Income Fund Inc.	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expense component. The Board considered that the small number of funds in the Expense Group made meaningful expense comparisons difficult. The Board noted that the Fund’s expenses were reduced by a voluntary Management Fee waiver (the “Voluntary Management Fee Waiver”) that was initially implemented in 2010 and will expire December 31, 2016.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2015 and March 31, 2014. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s

56	Western Asset Global High Income Fund Inc.

revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had not changed during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. However, the Board noted that the Voluntary Management Fee Waiver had reduced the Fund’s profitability level to the Manager and its affiliates during the period covered by the analysis and will expire December 31, 2016. Consequently, the Fund’s profitability level could increase for future periods.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors

Western Asset Global High Income Fund Inc.	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

58	Western Asset Global High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global High Income Fund Inc. was held on September 25, 2015, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	25,088,300	716,543
Leslie H. Gelb	24,919,994	884,849
William R. Hutchinson	25,000,838	804,005
Jane Trust*	25,077,433	727,410

At November 30, 2015, in addition to Robert D. Agdern, Leslie H. Gelb, William R. Hutchinson and Jane Trust the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

*	Effective August 1, 2015, Jane Trust was appointed by the Board to the position of Chairman, President and Chief Executive of the Fund.

Western Asset Global High Income Fund Inc.	59

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such

60	Western Asset Global High Income Fund Inc.

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	61

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became a Director, Chairman, President and Chief Executive Officer.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010654 1/16 SR15-2681

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 25, 2016